Exhibit 10.56
AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT
     This AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT (this “Amendment”) is made effective as of September 21, 2005 (the “Amendment Effective Date”) by and between Cytokinetics, Inc., a Delaware corporation (“CK”) and Glaxo Group Limited, a GlaxoSmithKline company, a United Kingdom corporation (“GSK”) (each of CK and GSK a “Party,” together the “Parties”).
BACKGROUND
     A.      CK and GSK have entered into that certain Collaboration and License Agreement by and between the Parties dated June 20, 2001, as amended (the “Agreement”); and
     B.      The Parties wish to enter into an amendment to the Agreement in order to define the rights and obligations of the Parties with respect to certain development and other activities relating to that certain Development Compound (as defined in the Agreement) known as SB-743921 (“SB-921”) and Licensed Products (as defined in the Agreement) incorporating SB-921 (“SB-921 Products”), all on the terms and conditions set forth herein below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
     All capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement.
     1.1      “Additional Indication” shall mean any indication or dosing schedule for an SB-921 Product determined from the conduct of the CK Clinical Studies.
     1.2      “Additional Indication [***] Notice” shall have the meaning assigned to it in Section 2.3.1 of this Amendment.
     1.3      “CK Clinical Studies” shall mean clinical studies for an SB-921 Product conducted by or on behalf of CK for any indication in the CK Subfield, including such non-clinical studies as CK determines are [***] to support such clinical studies.
     1.4      “CK Clinical Studies Coordinator” shall mean the employee designated by CK in accordance with Section 2.4 of this Amendment.
     1.5      “CK Subfield” shall mean non-Hodgkin’s lymphoma, Hodgkin’s lymphoma and multiple myeloma.
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     1.6      “[***]” shall have the meaning assigned to it in Section 2.6 of this Amendment.
     1.7      “GSK [***] Option” shall have the meaning assigned to it in Section 2.3.1 of this Amendment.
     1.8      “GSK [***] Option Period” shall mean the [***] days after GSK’s receipt of any Additional Indication [***] Notice; provided that if, as of the date of such Additional Indication [***] Notice, (a) GSK has not [***] or [***] for an SB-921 Product for an indication other than the Additional Indications and (b) GSK has [***] for at least [***] for an SB-921 Product for any indication other than the Additional Indications and such [***] then [***] (i.e., [***]), then GSK shall have the right, upon written notice to CK given within such [***]-day period, to extend the GSK [***] Option Period until the earlier to occur of (i) the [***] by GSK of such [***], and (ii) [***] from the receipt of such Additional Indication [***] Notice. For purposes of this Section 1.8, “[***]” of [***] shall be deemed to have occurred upon the later to occur of (i) [***] days after the [***] to be [***] in such [***] has been [***], and (ii) receipt by GSK of the [***] for such [***] in the form and including the information requested [***] of the Agreement except that the [***] of such [***] shall be [***] (or [***]) and a [***] appointed by such [***].
     1.9      “SB-921 Co-Funding Option” shall have the meaning assigned to it in Section 2.4 of this Amendment.
ARTICLE 2
DEVELOPMENT OF SB-921 PRODUCTS
     2.1      Acceleration of Joint Development Committee Establishment.
                2.1.1      Notwithstanding anything in Section 3.5 of the Agreement to the contrary, promptly following the Amendment Effective Date, the Parties shall establish the Joint Development Committee as described in Section 3.5 of the Agreement (“JDC”) with equal representation from each Party, subject to the following, unless and until otherwise agreed by the Parties in writing: (i) the JDC shall have responsibility only over decisions relating to SB-921 Products and not to any other Licensed Products developed or commercialized under the Agreement unless CK exercises its Co-Funding Option for such other Licensed Products in accordance with Section 3.4 of the Agreement; (ii) in addition to the JDC’s responsibilities set forth in Section 3.5 of the Agreement, the JDC shall oversee, review and provide advice with respect to the clinical studies and other development activities (for clarity, including non-Later Stage Development) for SB-921 Products by either GSK or CK, including the CK Clinical Studies and all clinical studies for SB-921 Products that have been conducted or are being conducted by GSK as of the Amendment Effective Date, subject to Section 2.1.2 of this Amendment; and (iii) the JDC shall assist the Parties in coordinating their efforts with respect to the clinical and other development of SB-921 Products.
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                2.1.2      Notwithstanding the creation and existence of the JDC or anything in the Agreement to the contrary (including without limitation, Section 3.5 thereof): (i) [***] shall have the right to [***] the [***] with respect to [***] or [***], or the [***] of [***] for the [***] or [***], of SB-921 Products unless otherwise agreed by [***]; (ii) GSK shall retain all of its rights to terminate development of any SB-921 Product or other Licensed Products pursuant to Section 11.3.2 of the Agreement, subject to other provisions of the Agreement, including Section 11.7 thereof; (iii) [***] shall have the right to [***] on issues relating to the clinical studies for SB-921 Products conducted by [***] that are [***] or [***] by [***] after the [***] and issues relating to the development of SB-921 Products other than issues for which [***] has the right to [***] as provided in clause (iv) of this Section 2.1.2; (iv) [***] shall have the right to [***] on issues relating to the [***] or otherwise relating to the [***]; and (v) the JDC shall seek to resolve all other issues by mutual agreement in accordance with the Agreement, including Section 12.2.2 thereof, and if the JDC is unable to do so, either Party may request that the issue be referred for resolution through good faith negotiations between the Chief Executive Officer of CK and the Chairman, Research and Development for GSK, who shall promptly meet to resolve the issue; provided, however, in the event they are unable to reach agreement on the matter, [***] shall have the right to [***] on the matter, except during the period in which the [***] of SB-921 Products is that being conducted by or on behalf of [***] for [***] pursuant to Section [***] of this Amendment, in which case [***] shall have the right to [***] on the matter.
     2.2      CK Clinical Studies. As between the Parties, CK shall take the lead with respect to, and shall have the exclusive right to conduct, the development of SB-921 Products for indications in the CK Subfield up through [***], subject to the GSK [***] Option. Upon the request of CK from time to time, the Parties shall negotiate in good faith to expand the CK Subfield to include other indications for SB-921 Products for which GSK is not interested in pursuing clinical development. Subject to the terms and conditions of the Agreement as amended hereby, CK shall have the right to (i) conduct (itself or through Third Party contractors) CK Clinical Studies, in its sole discretion and at its sole expense, except as otherwise provided herein, and (ii) make all decisions relating to the CK Clinical Studies. CK shall keep the JDC apprised of the progress of the CK Clinical Studies and will provide the JDC with such information regarding such CK Clinical Studies as the JDC may reasonably request from time to time.
     2.3      GSK [***] Option for SB-921 Product for Additional Indication.
                2.3.1      CK shall notify GSK in writing of the [***] of each [***] for an SB-921 Product for each Additional Indication(s) conducted under the CK Clinical Studies (each, an “Additional Indication [***] Notice”). CK shall include with the Additional Indication [***] Notice a copy of the [***] for such [***] in the form and including the information requested [***] of the Agreement. Upon receipt of the Additional Indication [***] Notice and the [***] for such [***], GSK shall have the option to conduct all further development (including Later
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Stage Development) and commercialization of such SB-921 Product for the Additional Indication(s) specified in such Additional Indication [***] Notice (the “GSK [***] Option”), subject to other provisions of the Agreement as amended hereby, including CK’s Co-Promotion Option in Section 7.4 thereof. For purposes of this Section 2.3.1, “[***]” of a [***] shall be deemed to have occurred upon the later to occur of (i) thirty (30) days after the [***] to be [***] in such [***] has been [***], and (ii) receipt by CK of the [***] for such [***] in the form and including the information requested [***] of the Agreement. Following delivery of an Additional Indication [***] Notice to GSK, CK shall provide such material information and data regarding the CK Clinical Studies for the Additional Indication(s) specified in such Additional Indication [***] Notice, to the extent such information and data has not been previously provided to GSK or the JDC, as GSK may reasonably request to enable GSK to make an informed decision whether to exercise such GSK [***] Option under this Section 2.3.
                2.3.2      To exercise the GSK [***] Option with respect to an SB-921 Product for the Additional Indication(s) specified in an Additional Indication [***] Notice, GSK shall provide, prior to the expiration of the GSK [***] Option Period, written notice to CK referencing this Section 2.3 and specifying that GSK agrees to conduct all further development (including Later Stage Development) and commercialization of such SB-921 Product for such Additional Indication(s) specified in such Additional Indication [***] Notice in accordance with the Agreement and Section 2.3.3 of this Amendment; provided, however, that any development shall be subject to approval by the JDC in accordance with the terms of this Amendment and the Agreement.
                2.3.3      Upon GSK’s timely exercise of the GSK [***] Option with respect to an SB-921 Product for the Additional Indication(s) specified in an Additional Indication [***] Notice pursuant to this Section 2.3, CK shall thereafter fund the CK Percentage (as designated by CK pursuant to Section 2.3 of this Amendment) of the associated Later Stage Development Costs for such Additional Indication(s), with the remainder to be funded by GSK. If GSK has extended the GSK [***] Option Period beyond the initial [***]-day period as provided in Section 1.8 upon GSK’s exercise of the GSK [***] Option, GSK shall reimburse CK, within thirty (30) days of receipt of an invoice, for [***] percent ([***]%) of the costs incurred by CK in conducting the CK Clinical Studies for such Additional Indication(s) during the period beginning on the date of the Additional Indication [***] Notice and ending on the date of such exercise by GSK of such GSK [***] Option.
                2.3.4      In the event GSK elects not to, or otherwise fails to, exercise the GSK [***] Option with respect to an SB-921 Product for the Additional Indication(s) specified in an Additional Indication [***] Notice within the GSK [***] Option Period, then such GSK [***] Option shall expire, and CK shall have the right, at its sole discretion and expense, to conduct all further development and commercialization of the SB-921 Product for such Additional Indication(s) on terms and conditions to be negotiated in good faith by the Parties; provided that any consideration payable to GSK for such rights shall be limited to a royalty on Net Sales of such SB-921 Product by CK, its Affiliates and Sublicensees in an amount to be reasonably established by the Parties in good faith and consistent with Section 4.7.1 of the
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Agreement; provided, further, that payments to GSK for the [***] of such SB-921 Product or [***] to CK or [***] of [***] by GSK on behalf of CK shall not be considered as “consideration payable to GSK for such rights” for purposes of this clause or limited by this section. In the event CK elects to conduct such development and commercialization for such Additional Indication(s): (i) GSK shall have no obligation with respect to such development or commercialization unless otherwise agreed between GSK and CK; (ii) CK shall have the sole right to make all decisions relating to the development and commercialization of the SB-921 Product for the Additional Indication(s); (iii) such development or commercialization by or on behalf of CK shall be subject to the oversight of the JDC or JCC as provided in Section 2.3.5, and (iv) GSK shall have no obligation to pay the amounts set forth in the column “Additional Indication Amount” in the table in Section 6.4.1 of the Agreement (as amended hereby) with respect to such development for such Additional Indication(s). GSK’s decision not to exercise the GSK [***]Option with respect to one Additional Indication for an SB-921 Product shall not preclude it from exercising the GSK [***] Option with respect to a different Additional Indication for an SB-921 Product for which the GSK [***] Option has not expired, subject to the terms and conditions of this Amendment. It is understood that CK shall have the right to continue to conduct the CK Clinical Studies for the Additional Indication(s) specified in an Additional Indication [***] Notice, at its sole discretion and expense, during the GSK [***] Option Period and the time period in which the Parties are negotiating the terms and conditions for CK’s conduct of all further development and commercialization of the SB-921 Product for such Additional Indication(s) pursuant to this Section 2.3 of this Amendment.
                2.3.5      Notwithstanding Section 2.1.2 of this Amendment, in the event (i) GSK elects not to, or otherwise fails to, exercise the GSK [***] Option with respect to an SB-921 Product for the Additional Indication(s) specified in an Additional Indication [***] Notice within the GSK [***] Option Period; (ii) CK elects to and continues to conduct further development and commercialization of the SB-921 Product for such Additional Indication(s); and (iii) GSK continues to develop and commercialize an SB-921 Product for an indication other than an Additional Indication at the same time that CK is developing or commercializing the same SB-921 Product for an Additional Indication, then the development and commercialization by CK of the SB-921 Product for the Additional Indication, in addition to GSK’s development and commercialization of the SB-921 Product, shall be subject to the oversight of the JDC and the JCC. In addition to the responsibilities of the JDC and JCC set forth in Sections 3.5 and 7.2.1 of the Agreement, the JDC and the JCC shall provide a forum for the Parties to exchange information and coordinate development and commercialization of the SB-921 Products by each Party, in accordance with existing laws. Notwithstanding the foregoing or anything in the Agreement to the contrary (including without limitation, Section 3.5 or 7.2.2 of the Agreement): (a) [***] shall have the right to [***] the [***] with respect to [***] or [***], or the [***] for the [***] or [***], of SB-921 Products unless otherwise agreed by [***]; (b) the JDC and JCC shall seek to resolve all other issues by mutual agreement in accordance with the Agreement, but [***] shall have the right to [***] on issues relating to development and commercialization of SB-921 Products by [***], and [***] shall have the right to [***] on issues relating to development and commercialization of SB-921
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Products by [***]; and (c) any issues that cannot be resolved by mutual agreement of the Parties [***] under Section [***] or [***] of the Agreement. In such a situation where GSK and CK are developing or commercializing the same SB-921 Product for different indications, (1) CK shall keep the JDC and JCC apprised of the development and commercialization of the SB-921 Product for an Additional Indication and will provide the JDC and JCC with such information as the JDC and JCC may reasonably request from time to time, including information as set forth in Section 7.2.1 of the Agreement; and (2) the Parties will work together in good faith to maximize the commercial potential of and to obtain the optimum commercial return for each SB-921 Product.
                2.3.6      For purposes of Section 2.3.5 and this Amendment, an SB-921 Product being developed or commercialized by GSK and by CK shall be considered the “same” product, regardless of the dosage forms or formulations of the SB-921 Product, if both SB-921 Products contain the same active ingredient or Development Compound. SB-921 Products having a different or additional active ingredient shall be deemed a separate SB-921 Product if such different or additional active ingredient is a different or additional Development Compound or another active ingredient in which CK has proprietary rights (other than the original Development Compound contained in the SB-921 Product).
                2.3.7      Nothing in this Amendment or the Agreement shall be construed to require GSK to [***] for SB-921 for an indication other than the Additional Indications, and the decision whether to [***] for SB-921 for an indication other than the Additional Indications shall be solely with GSK. GSK shall have the right to the GSK [***] Option set forth in this Section 2.3 regardless of whether GSK has [***] for SB-921 for an indication other than the Additional Indications prior to or after CK’s [***] for SB-921 for an Additional Indication.
     2.4      CK Clinical Studies Costs; CK Co-Funding Option for SB-921 Products. Except as otherwise provided herein, CK shall be responsible for all costs of conducting the CK Clinical Studies, including with respect to the participation of the CK Clinical Studies Coordinator and its out-of-pocket costs for work conducted by Third Parties in connection with the CK Clinical Studies. For clarity, CK shall not be obligated to fund any portion of any [***] or [***] trials conducted by GSK for SB-921 Products. GSK shall be responsible for its costs in fulfilling its obligations under this Amendment, including with respect to the participation of the GSK Alliance Director. Notwithstanding anything in Section 3.4 of the Agreement to the contrary, the Parties agree that CK’s Co-Funding Option with respect solely to SB-921 Products (“SB-921 Co-Funding Option”) shall include the following: (i) as of the Amendment Effective Date, CK shall have the right to exercise its SB-921 Co-Funding Option, and hereby exercises such SB-921 Co-Funding Option; (ii) if GSK exercises the GSK [***] Option, then, prior to the later of (a) [***]  days after such exercise of the GSK [***] Option by GSK or (b) [***] days prior to the Projected Start Date of the first [***] for an SB-921 Product, CK shall provide written notice to GSK specifying whether CK elects to fund either [***] percent ([***]%) or [***] percent ([***]%) of the Later Stage Development Costs for SB-921 Products pursuant to the SB-921 Co-Funding Option, provided that GSK provides to CK the [***] Notice for such [***] in accordance with Section 3.4.1 of the Agreement; and
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(iii) following such election of the CK Percentage for SB-921 Products, CK shall be obligated to reimburse GSK for the CK Percentage of such Later Stage Development Costs for SB-921 Products, subject to the other provisions of this Amendment and the Agreement.
     2.5      Information and Materials Exchange. GSK shall provide to CK (or CK’s designee) the information, materials and assistance described in Appendix I hereto (to the extent not already provided) in accordance with an agreed upon schedule. Promptly after the Amendment Effective Date, CK shall designate the CK Clinical Studies Coordinator to work with the GSK Alliance Director to coordinate and facilitate the foregoing, as well as the activities described under Sections 2.6 and 2.7 of this Amendment. GSK shall also provide CK with such assistance as CK reasonably requests from time to time to assist CK in [***] and [***] the information and materials provided by GSK, including the timely provision to CK of copies of updates and revisions of such information and materials.
     2.6      [***] of SB-921. GSK shall provide to CK, at GSK’s expense for CK’s use in the CK Clinical Studies only, the [***] of SB-921 [***] and [***] in GSK’s [***] as of the [***] that GSK does not [***] for the [***] of GSK-[***] SB-921 [***] (the “[***]”). As of [***], the [***] of [***] is [***] and the [***] of [***] is [***]. GSK and CK shall agree upon a schedule pursuant to which GSK shall [***] and [***] the [***] to [***] as soon as practicable following the Amendment Effective Date. CK shall be solely responsible at its cost for [***] and [***] ([***] or through [***]) the requirements for [***] and [***] for the CK Clinical Studies in [***] of the [***] provided by GSK, and GSK shall have no obligation to [***] of SB-921 [***] and [***] in [***] of the [***] for CK for the CK Clinical Studies or to [***] CK with any [***] of SB-921 [***] and [***] in [***] of the [***]. GSK shall provide CK with such assistance as reasonably requested by CK in [***] the [***] to CK. CK shall be responsible, at its expense, for the [***] of the [***] and for [***] and [***] of SB-921 Products for the CK Clinical Studies.
     2.7      Regulatory Matters.
                2.7.1      CK shall have the right to access, use and reference data and regulatory filings in the possession or control of GSK for SB-921 Products for use in connection with the CK Clinical Studies. CK shall file its own IND(s) to support the CK Clinical Studies, which may cross-reference GSK’s IND for SB-921 Products as appropriate. GSK shall provide such assistance as reasonably requested by CK with respect to the filing and prosecution of IND(s) to support the CK Clinical Studies. GSK shall have the [***] to [***] such CK IND(s) and to [***] to such IND(s) [***]. In addition, GSK shall have the right to access, use and reference data and regulatory filings in the possession or control of CK for SB-921 Products for use in clinical trials conducted by GSK and in regulatory filings made by GSK for SB-921 Products, and, as need be, GSK may cross-reference CK’s IND or other regulatory filings for SB-921 Products as appropriate.
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                2.7.2      GSK and CK shall coordinate the submission of serious adverse event (SAE) reports and routine adverse event (AE) reports to local regulatory authorities as required by applicable law. To facilitate this reporting requirement, at a minimum, the Parties shall exchange SAE reports and data-based AE summaries on a quarterly basis starting three (3) months after the Amendment Effective Date and, promptly after the Amendment Effective Date, shall execute a Pharmacovigilance Agreement setting forth each Party’s reporting obligations and coordination and exchange of safety data.
                2.7.3      If GSK exercises the GSK [***] Option, the Parties shall reasonably cooperate to transfer from CK to GSK any regulatory filings made by CK for an SB-921 Product for an Additional Indication, and CK shall provide such assistance as reasonably requested by GSK with respect to the prosecution of an MAA for an SB-921 Product for an Additional Indication.
     2.8      Additional Indemnification by CK.
                2.8.1      General. Section 10.2.2 of the Agreement is hereby amended to add that CK hereby agrees to indemnify, defend and hold GSK and its agents, directors and employees harmless from and against any and all Losses resulting directly from (i) the [***] of the [***] or [***] or [***] of SB-921 Products for the CK Clinical Studies, in each case by CK, its Affiliates, agents or Sublicensees, and (ii) the [***] or [***] of CK, its Affiliates, agents or Sublicensees in conducting the CK Clinical Studies.
                2.8.2      Procedure. In the event GSK is seeking indemnification under Section 2.8.1 of this Amendment, it shall inform CK of the claim as soon as reasonably practicable after it receives notice of the claim, shall permit CK to assume direction and control of the defense of the claim (including the right to settle the claim) and shall cooperate as requested (at the expense of CK) in the defense of the claim.
ARTICLE 3
ADDITIONAL AMENDMENTS TO THE AGREEMENT
     3.1      Amendment of Section 4.2.3. In addition to the amendments to the Agreement set forth in Sections 1 and 2 of this Amendment, Section 4.2.3 of the Agreement is amended in its entirety to read as follows:
                4.2.3.      CK Obligations for Extended Targets. Except as set forth herein, for so long as GSK’s exclusivity with respect to a particular Collaboration Target or Extended Target is extended under Section 4.2.1 or Section 4.2.2 of the Agreement, CK shall not conduct, participate in, or fund, directly or indirectly, alone or with a Third Party, any research, development, or commercialization activities in the Field with respect to such Collaboration Target or Extended Target, as applicable, except pursuant to this Agreement.
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     3.2      Amendment of Section 6.4.1. Section 6.4.1 of the Agreement is amended in its entirety to read as follows:
                6.4.1      [***]. For each Licensed Product that [***]:

Additional
Indication
MILESTONE	[***]			[***]	[***]		Amount***

1. [***]	$	[***]		[***]	[***]		[***]

2. [***]	$	[***]		[***]	[***]		[***]

3. [***]	$	[***]	*	[***]	$	[***]	$	[***]

4. [***]	$	[***]	*	[***]	$	[***]	$	[***]

5. [***]	$	[***]	*	[***]	$	[***]	$	[***]

6. [***]	$	[***]	*	$ [***] **	$	[***]	$	[***]

7. [***]	$	[***]	*	$ [***] **	$	[***]	$	[***]

     # For clarity, both “[***]” and “[***]” include any Licensed Product (including an SB-921 Product whether for [***] or otherwise).
     * In the event that an SB-921 Product is [***] for [***] to achieve any one of Development Milestones 3-7 (each, as described in the table above) and:
     (i)      if such SB-921 Product is for [***], then, upon the next achievement of such Development Milestone by an SB-921 Product for [***] other than [***], GSK shall pay to CK the corresponding amount set forth in the column “Additional Indication Amount” in the table above; and
     (ii)      if such SB-921 Product is for [***] other than [***], then, upon the next achievement of such Development Milestone by an SB-921 Product for [***], GSK shall pay to CK the corresponding amount set forth in the column “Additional Indication Amount” in the table above.
     ** In the event that an SB-921 Product achieves any one of Development Milestones 3-7, but is not [***] to achieve such Development Milestone (i.e., it
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is [***]) and such SB-921 Product is for [***], then GSK shall pay to CK the corresponding amount set forth in the column “Additional Indication Amount” in the table above. For clarity, in addition to the foregoing milestone payments, if an SB-921 Product for [***] other than [***] achieves Development Milestone 6 or 7 (whether prior to or after the achievement of the same Development Milestone by an SB-921 Product for [***]), GSK shall pay to CK the corresponding amount set forth in the column “[***]” in the table above.
     *** If GSK declines to conduct development of an SB-921 Product for the Additional Indication specified in an Additional Indication [***] Notice in accordance with Section 2.3.4 of this Amendment, GSK shall have no obligation to pay the amounts set forth in the column “Additional Indication Amount” in the above with respect to such development for such Additional Indication.
     3.3      Amendment of Section 6.4.3(a). Section 6.4.3(a) of the Agreement is amended in its entirety to read as follows:
     (a)      In no event shall multiple Development Milestone payments be made for the same Licensed Product, except in the event where (i) a Licensed Product for [***] is also the [***] Licensed Product directed against that Mitotic Kinesin Target to be [***] for a [***], or (ii) an SB-921 Product is also being developed for an Additional Indication.
     3.4      Amendment of Section 6.6.3. Section 6.6.3 of the Agreement is amended to add the following new Section 6.6.3(d) of the Agreement at the end thereof:
     (d)      In the event [***] for an SB-921 Product for [***] is [***] for an SB-921 Product for [***] other than [***], then:
          (i)      If [***] is [***] for an SB-921 Product for [***] other than [***] after the [***] for [***], the otherwise applicable annual royalty rate on Net Sales of SB-921 Products as determined according to Section 6.6.1 or 6.6.2 of the Agreement shall be increased by [***]; and
          (ii)      If [***] is [***] for an SB-921 Product for [***] other than [***] after the [***] for [***], the otherwise applicable annual royalty rate on Net Sales of SB-921 Products as determined according to Section 6.6.1 or 6.6.2 of the Agreement shall be increased by [***] (i.e., [***] above the royalty rate established under clause (i) of this Section 6.6.3(d) above).
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          (iii)      For clarity, the adjustments set forth in this Section 6.6.3(d) shall apply to all Net Sales only after the occurrence of the applicable [***] from the [***] for [***] regardless of whether [***] for any SB-921 Product for [***] other than [***] and provided that in no event shall any such adjustment apply on a retroactive basis.
ARTICLE 4
MISCELLANEOUS
     4.1      Confidential Information. The Parties agree that CK’s rights under Sections 9.2 and 9.5 of the Agreement with respect to Confidential Information of GSK and Licensed Technology shall include the right of CK to use and disclose such Confidential Information and Licensed Technology in connection with the performance of its obligations or exercise of rights expressly granted or reserved in this Amendment under appropriate confidentiality provisions equivalent to those in the Agreement.
     4.2      Other. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. Notwithstanding the foregoing, to the extent any terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall govern. No provision of this Amendment may be modified or amended except expressly in a writing signed by both Parties nor shall any terms be waived except expressly in a writing signed by the Party charged therewith. This Amendment shall be governed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.
[Signatures continue on following page]
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IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized representatives as of the Amendment Effective Date.

CYTOKINETICS, INC.		GLAXO GROUP LIMITED

By:	/s/ James Sabry	By:	/s/ Richard Stephens

Name:	James Sabry, M.D., Ph.D.	Name:	Richard Stephens

Title:	President & CEO	Title:	Assistant Secretary

APPENDIX I
INFORMATION, MATERIALS AND ASSISTANCE
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